Note 36 Other operating expense (Details) - EUR (€) € in Millions		6 Months Ended
		Jun. 30, 2024	Jun. 30, 2023
Disclosure of other operating expense [Line Items]
Change in inventories		€ 70	€ 69
Contribution To Guaranteed Banks Deposits Funds	[1]	314	457
Hiperinflation Adjustments other operating expense	[2]	1,214	822
Other operating expense	[3]	817	595
Miscellaneous other operating expense		€ 2,415	€ 1,944

[1]	(1) In 2024, contributions to the European Single Resolution Fund (SRF) have ceased as the constitution phase of the fund has ended
[2]
(2) In the six months ended June 30, 2024, it includes €1,020 million due to Argentina and €190 million due to Turkey. In June 2023, it included €571 million due to Argentina and €237 million due to Turkey.

[3]
(3) In the six months ended June 30, 2024, it includes €285 million corresponding to the estimated total annual amount of the temporary tax on credit institutions and financial credit establishments, according to Law 38/2022 of December 27, 2022.